UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 22, 2022

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2022, our Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, approved new employment agreements with Carl Spana, Ph.D., as our Chief Executive Officer and President and Stephen T. Wills as our Executive Vice President of Operations, Chief Financial Officer and Chief Operating Officer.

The employment agreements (the “Employment Agreements”), which are effective July 1, 2022 and expire June 30, 2025, provide for a base annual salary of $700,000 for Spana and $650,000 for Wills, and provide cash performance bonuses based upon achievement of performance objectives. The agreements provide that options and restricted share units granted to the named executive officers accelerate upon termination of employment except for voluntary resignation by the officer or termination for cause.

The Employment Agreements further provide for twenty-four months of severance pay for Spana and Wills in the event of termination at the election of the Board of Directors, termination by the officer for good reason, or termination by the officer for good reason or at the election of the Board of Directors following a change in control. Health insurance premiums are paid for the period of severance pay.

The Employment Agreements supersede and replace the employment agreements, dated as of July 1, 2019, by and between the Company and each of Spana and Wills.

The foregoing description of the Employment Agreements with Spana and Wills are not complete and are qualified in their entirety by referral to the full text of such documents, a copy of each of which is filed with this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

10.1	Employment Agreement, effective as of July 1, 2022, between Carl Spana and Palatin Technologies, Inc.
10.2	Employment Agreement, effective as of July 1, 2022, between Stephen T. Wills and Palatin Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 24, 2022	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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EXHIBIT INDEX

10.1	Employment Agreement, effective as of July 1, 2022, between Carl Spana and Palatin Technologies, Inc.
10.2	Employment Agreement, effective as of July 1, 2022, between Stephen T. Wills and Palatin Technologies, Inc.

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